3rd Quarter 2016 Investor Presentation

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage companies to provide information about companies’ anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations. This news release may contain, or incorporate by reference, statements which may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements usually include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees for future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include significant fluctuations in interest rates, inflation, economic recession, significant changes in the federal and state legal and regulatory environment, significant underperformance in our portfolio of outstanding loans, and competition in our markets. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. 2

More than 175 banking, lending, financial services and insurance offices 3 Western 30% Northern 22% Eastern 26% Central 22% Portfolio Loans Western 44% Northern 13% Eastern 26% Central 17% Total Deposits

4 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

Nashville Memphis TENNESSEE Tupelo Jackson MISSISSIPPI Birmingham Huntsville Montgomery Atlanta GEORGIA ALABAMA Source: SNL Financial 5 Financial Highlights Assets $3.59 Billion Gross Loans $2.28 Billion Deposits $2.69 Billion

6 De novo expansion:  Columbus, MS 2010 De novo expansion:  Montgomery, AL  Starkville, MS  Tuscaloosa, AL De novo expansion:  Maryville, TN  Jonesborough, TN FDIC-Assisted Transaction: Crescent Bank and Trust Jasper, GA Assets: $1.0 billion FDIC-Assisted Transaction: American Trust Bank Roswell, GA Assets: $147 million Trust Acquisition: RBC (USA) Trust Unit Birmingham, AL Assets: $680 million Whole Bank Transaction: First M&F Corporation Kosciusko, MS Assets: $1.5 billion 2011 2013 De novo expansion:  Bristol, TN  Johnson City, TN 2015 Whole Bank Transaction: Heritage Financial Group, Inc. Albany, GA Assets: $1.9 billion 2012 Whole Bank Transaction Announcement: KeyWorth Bank Atlanta, GA Assets: $399 million

Over 175 banking, lending, financial services and insurance offices 7 Assets $8.5 billion Gross Loans $6.0 billion Deposits $6.7 billion Highlights

8 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

• Managed deposit mix by emphasizing core deposit growth while allowing higher-priced, non-core deposits to erode • Significantly paid down high- cost borrowings • Restructured asset mix by redeploying excess cash levels into higher yielding investments and loans • Loan demand will drive deposit/funding growth going forward (in millions) 9 4,179 4,268 4,249 5,736 5,746 5,903 5,826 5,752 5,805 5,882 5,899 7,911 7,926 8,146 8,530 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 Total Assets Deposits

2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Non- Acquired $2,242 $2,573 $2,886 $3,268 $3,274 $3,408 $3,607 $3,830 $4,075 $4,292 Acquired Covered* $339 $237 $182 $143 $126 $121 $101 $93 $45 $42 Acquired - - $813 $577 $554 $508 $1,570 $1,490 $1,453 $1,631 Total Loans $2,581 $2,810 $3,881 $3,988 $3,954 $4,037 $5,278 $5,413 $5,573 $5,965 • Non-acquired loans increased $218M or 21.4% (annualized) during 2Q16 • New loan production during 2Q16 totaled $347M at a weighted average rate of 4.3%. • Company maintained strong pipelines throughout all markets which will continue to drive further loan growth $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Non-Acquired Acquired Covered Acquired 10 *Covered loans are subject to loss-share agreements with FDIC

• Loans totaled $5.965B 28% of portfolio is acquired and carried at fair value • Owner occupied/C&I loans comprise 32% of the non covered loan portfolio Const 8% Land Dev 4% 1-4 Family 29% Non Owner Occupied 25% Owner Occupied 20% C&I 12% Consumer 2% Non-Covered Loans $5.9B 11

DDA 9% Other Int Bearing Accts 26% Time Deposits 37% Borrowed Funds 28% 4Q 2008 Cost of Funds 2.81% $3.28B DDA 20% Other Int Bearing Accts 50% Time Deposits 22% Borrowed Funds 8% 2Q 2016 $7.3B Cost of Funds .38% - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Non Interest Bearing Demand Deposits • Non-interest bearing deposits represent 22% of deposits, up from 12% at year end 2008 • Less reliance on borrowed funds Borrowed funds as a percentage of funding sources declined from 28% at year end 2008 to 8% at the end of 2Q16 12

0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2012 2013 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Marg in Y ie ld /C os t Yield on Earning Assets Cost of Funds Margin 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Net Interest Income 129,286 133,338 157,133 202,482 48,781 51,614 68,612 72,351 70,054 77,157 Net Interest Margin 3.77% 3.94% 3.96% 4.12% 4.02% 4.17% 4.09% 4.33% 4.21% 4.29% Yield on Earning Assets 4.92% 4.67% 4.53% 4.59% 4.45% 4.57% 4.42% 4.65% 4.57% 4.66% Cost of Funds 1.11% 0.72% 0.57% 0.47% 0.43% 0.41% 0.33% 0.32% 0.37% .38% 13

22% 6% 39% 8% 15% 10% 2Q16 $34.3M* Svc Chgs Insurance Mtg Inc Wealth Mgmt Fees & Comm Other • Diversified sources of noninterest income Less reliant on NSF • Opportunities for growing Non Interest Income Expansion of Trust Division Wealth Management Services into larger, metropolitan markets Expansions within our de novo operations Expansion of the Mortgage Division within new markets Fees derived from higher penetration and usage of debit cards and deposit charges *Non interest income excludes gains from securities transactions and gains from acquisitions 39% 6% 11% 5% 27% 12% 1Q08 $13.9M* Svc Chgs Insurance Mtg Inc Wealth Mgmt Fees & Comm Other - 10,000 20,000 30,000 40,000 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Non Interest Income* 14

• Continued focus on managing noninterest expenses and improving efficiency • Provided resources for nine de novo expansions since 2010 • Fluctuations in mortgage loan expense driven by higher mortgage production • Incurred merger related expenses during 2010, 2011, 2013, 2014, 2015 and 2016 15 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% 80.00% 85.00% 90.00% 2010 2011 2012 2013 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Efficiency Ratio* Efficiency Ratio ex. Mortgage* *Excludes debt extinguishment penalties, amortization of intangibles and merger-related expenses from noninterest expense and profit (loss) on sales of securities and gains on acquisitions from noninterest income

16 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

 Non-acquired NPAs approaching pre-credit cycle levels. 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2010 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Non-Acquired Acquired Covered Acquired 75 22 As a percentage of total assets 83 17 Non- Acquired Acquired Covered Acquired NPL’s $12.0M $4.2M $27.0M ORE $9.6M $2.6M $17.1M Total NPA’s $21.6M $6.8M $44.1M 83 22

*Ratios excludes loans and assets acquired in connection with the recent acquisitions or loss share transactions 0.00% 50.00% 100.00% 150.00% 200.00% 250.00% 300.00% 350.00% 400.00% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 ($)Provision for Loan Losses ($)Net Charge Offs Coverage Ratio* • Net charge-offs in 2Q16 totaled $191K compared to $1.59 million in 2Q15 • Provision for loan losses totaled $1.43 million in 2Q16 compared to $1.18 million in 2Q15. Allowance for Loan Losses as % of Non-Acquired Loans* 2010 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 2.07% 1.98% 1.72% 1.65% 1.29% 1.29% 1.23% 1.17% 1.11% 1.05% 1.03% 18

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2010 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 54 35 30 19 20 19 21 16 15 14 12 22 16 8 9 10 12 6 8 7 7 9 NPLs 30-89 Days Continued Improvement NPLs and Early Stage Delinquencies (30-89 Days Past Due Loans)* • NPL’s to total loans were 0.25% 19 *Ratios excludes loans and assets acquired in connection with recent acquisitions or loss share transactions

20 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 8.00% 2009 2010 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Tangible Common Equity Ratio* Renasant Capital 2009 2010 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 Tangible Common Equity* 6.34% 6.76% 7.35% 7.71% 6.64% 7.52% 7.65% 7.78% 7.40% 7.54% 7.52% 7.79% Leverage 8.68% 8.97% 9.44% 9.86% 8.68% 9.53% 9.74% 9.89% 8.95% 9.16% 9.19% 9.18% Tier 1 Risk Based 11.12% 13.58% 13.32% 12.74% 11.41% 12.45% 12.47% 12.52% 11.46% 11.51% 11.38% 11.56% Total Risk Based 12.37% 14.83% 14.58% 14.00% 12.58% 13.54% 13.51% 13.55% 12.27% 12.32% 12.17% 12.31% Tier 1 Common Equity N/A N/A N/A N/A N/A N/A 10.35% 10.45% 9.92% 9.99% 9.88% 10.13% • Maintained dividend throughout economic downturn • Regulatory capital ratios are above the minimum for well-capitalized classification • Capital level positions the Company for future growth and geographic expansion • Did not participate in the TARP program 21 * See slide 29 for reconciliation of Non-GAAP disclosure to GAAP

22  $8.5B franchise well positioned in attractive markets in the Southeast  Merger with KeyWorth added $399M in assets, $347M in deposits, $284M in loans and 4 branches in Atlanta MSA  Strategic focus on expanding footprint • Acquisition • De Novo • New lines of business  Opportunity for further profitability improvement  Organic loan growth  Core deposit growth  Revenue growth  Declining credit costs  Strong capital position  Consistent dividend payment history

Appendix 23

 Birmingham leads the state in the health care industry with an annual payroll of approximately $2.9 billion, followed by Huntsville with $998 million  Honda, Hyundai, Mercedes-Benz increasingly large presence  Merger with HBOS added approximately $90.0 million in loans, $141 million in deposits and 9 branches 13.4% 0.3% 0.6% 1.4% 0.6% 17.4% 7.4% 8.3% 0.7% 0.0% 5.0% 10.0% 15.0% 20.0% C ha m be rs , A L Je ffe rs on , A L Le e, A L M ad is on , A L M on tg om er y, A L M or ga n, A L Sh el by , A L Ta lla de ga , A L Tu sc al oo sa , A L Montgomery Huntsville Birmingham 24 Deposit Market Share by County – Top 5 Presence in 4 of 9 counties 3 4 4 2 Deposit Market Share Rank 16 17 14 14 14 Alabama Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/15 Deposits Market Rank Institution ($mm) Share Branches 1 Regions Financial Corp. $22,262 24.4% 236 2 Banco Bilbao Vizcaya Argentaria SA 11,828 13.0 89 3 Wells Fargo & Co. 8,921 9.8 139 4 Synovus Financial Corp. 3,922 4.3 41 5 BB&T Corp. 3,465 3.8 88 6 ServisFirst Bancshares Inc. 3,326 3.6 11 7 PNC Financial Services Group Inc. 2,922 3.2 69 8 Cadence Bancorp LLC 2,038 2.2 25 9 Trustmark Corp. 1,325 1.5 41 10 Bryant Bank 1,135 1.2 14 15 Renasant Corp. 866 1.0 21 RNST Branches

2.8% 2.6% 2.9% 0.0% 1.0% 2.0% 3.0% 4.0% Al ac hu a, FL Co lu m bi a, FL M ar io n, FL  Entered the Florida market through the acquisition of Heritage Financial Group, Inc. (Nasdaq: HBOS), which closed on 7/1/15  Moved into FL with 8 full-services branches along I-75  Florida has the 19th largest economy in the world, if it were a country  Publix Super Markets, Southern Wine & Spirits, and JM Family Enterprises are all headquartered in Florida  Florida projected population growth is approximately 6.0% compared to the national average of 3.7% 25 Deposit Market Share by County – Top 5 Presence in 0 of 3 counties Deposit Market Share Rank 9 Florida Deposit Market Share 6 8 Source: SNL Financial Deposit data as of 6/30/15 Deposits Market Rank Institution ($mm) Share Branches 1 Bank of America Corp. $97,951 20.0% 580 2 Wells Fargo & Co. 75,101 15.3 652 3 SunTrust Banks Inc. 46,343 9.5 492 4 JPMorgan Chase & Co. 24,929 5.1 394 5 Regions Financial Corp. 19,299 3.9 353 6 BB&T Corp. 16,892 3.4 325 7 EverBank Financial Corp 16,601 3.4 12 8 Citigroup Inc. 16,114 3.3 55 9 BankUnited Inc. 12,510 2.6 96 10 Toronto-Dominion Bank 10,865 2.2 156 101 Renasant Corp. 286 0.1 8 Jacksonville Miami Tampa Orlando Tallahassee RNST Branches 10 10 95 Gainesville Ocala

11.0% 7.6% 1.1% 13.3% 0.5% 5.3% 18.6% 0.4% 15.9% 26.7% 2.3% 0.4% 1.8% 27.5% 9.2% 2.5% 0.0% 13.3% 9.7% 0.7% 14.2% 0.0% 8.0% 16.0% 24.0% 32.0% Ap plin g, G A Bar tow , G A Bib b, G A Bu lloc h, G A Ch ath am , G A Ch ero kee , G A Co ok, GA De Ka lb, GA Do ugh erty , G A Eff ing ham , G A For syt h, G A Ful ton , G A Gw inn ett, GA Jeff Da vis , G A Lee , G A Low nd es, GA Mu sco gee , G A Pic ken s, G A Tat tna ll, G A Tro up, GA Wo rth , G A  Entered the North GA market through two FDIC loss share transactions  12 full-service locations  Expanded services include mortgage and wealth management personnel  Grew GA presence by completing acquisition of Heritage Financial Group, Inc. ($1.7 billion in assets)  Added 20 full-service branches and 4 mortgage offices  Significantly ramps up our mortgage division  Enhanced GA presence by acquisition of KeyWorth Bank ($408 million in assets)  Approximately $284 million in loans, $347 million in deposits, and 4 full-service branches  Recently established an asset based lending division headquartered in Atlanta 26 Deposit Market Share by County – Top 5 Presence in 11 of 21 counties 5 6 3 8 2 5 Deposit Market Share Rank 4 2 2 13 3 4 Georgia Deposit Market Share Source: SNL Financial RNST data pro forma for pending acquisition of KeyWorth Bank Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/15 Deposits Market Rank Institution ($mm) Share Branches 1 SunTrust Banks Inc. $45,147 21.5% 245 2 Wells Fargo & Co. 33,477 15.9 284 3 Bank of America Corp. 31,657 15.0 183 4 Synovus Financial Corp. 12,978 6.2 118 5 BB&T Corp. 11,856 5.6 161 6 Regions Financial Corp. 6,205 3.0 131 7 United Community Banks Inc. 5,260 2.5 71 8 Bank of the Oza ks Inc. 4,444 2.1 74 9 State Bank Financial Corp. 2,795 1.3 26 10 PNC Financial Services Group Inc. 2,702 1.3 74 14 Renasant Corp. 1,763 0.8 3611 4 16 3 12 14 21 11 13 Atlanta Savannah Albany RNST Branches Acquired KeyWorth Branches

27 Deposit Market Share by County – Top 5 Presence in 23 of 27 counties 5 1  Entered the Columbus, MS market in November 2010 and opened an office in Starkville, home of Mississippi State University, during late Q3 ‘11  Columbus Air Force Base trains 1/3 of the nation’s pilots, with an economic impact of $250 million  Yokohama Tire Corporation announces plans to locate new commercial tire plant in West Point with an initial investment of $300 million and potentially more than $1 billion.  The Tupelo/Lee County  Recently completed a $12 million aquatic center and a $4 million expansion of the Elvis Presley Birthplace and Museum Hosts one of the largest furniture markets in the U.S.  Oxford, Tupelo and Columbus were noted by American Express as three of the best small towns in America for business 4 2 4 2 3 7 3 Deposit Market Share Rank 2 3 4 1 6 5 2 4 5 2 4 2 7 3 3 2 2 10 Mississippi Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/15 Deposits Market Rank Institution ($mm) Share Branches 1 Regions Financial Corp. $7,023 14.2% 138 2 Trustmark Corp. 6,864 13.9 129 3 BancorpSouth Inc. 5,295 10.7 98 4 Renasant Corp. 2,879 5.8 70 5 Hancock Holding Co. 2,856 5.8 39 6 BancPlus Corp. 2,049 4.1 59 7 Community Bancshares of Mississippi Inc. 2,020 4.1 35 8 Citizens National Banc Corp. 981 2.0 26 9 Planters Holding Co. 924 1.9 19 10 BankFirst Capital Corp. 777 1.6 11 7.9% 51.6% 9.0% 30.2% 5.6% 46.9% 24.2% 6.0% 16.7% 0.6% 11.9%10.8% 41.1% 7.3%8.3% 24.2% 9.8% 5.3% 23.3% 9.9% 28.7%28.0% 5.1% 11.5%10.4% 28.1% 20.9% 0.0% 15.0% 30.0% 45.0% 60.0% Alc orn , M S Atta la, M S Boli var, MS Cal hou n, M S Chi cka saw , MS Cho ctaw , MS Cla y, M S Des oto, MS Gre nad a, M S Hin ds, MS Hol mes , MS Lafa yett e, M S Lee , MS Low nde s, M S Mad ison , MS Mo nro e, M S Mo ntg ome ry, M S Nes hob a, M S Okt ibbe ha, MS Pan ola, MS Pon toto c, M S Pre ntis s, M S Ran kin, MS Tish om ingo , MS Uni on, MS Win ston , MS Yal obu sha , MS RNST Branches Tupelo Jackson

2.3% 10.4% 1.3% 1.2% 0.8% 1.3% 2.1% 0.6% 0.0% 3.0% 6.0% 9.0% 12.0% Bl ou nt , T N Cr oc ke tt, T N Da vi ds on , T N Sh elb y, T N Su lli va n, T N Su m ne r, TN W as hi ng to n, T N W ill iam so n, T N  Our Tennessee Operations  The Knoxville/Maryville MSA location opened in late Q2 ‘12  East Tennessee operations currently have 4 full-service branches, $238 million in loans and $106 million in deposits  New lending teams added in both Memphis and Nashville during 2013  New Healthcare Lending Group added in Nashville during 2015  Tennessee ranked 7th best state to do business, per Area Development magazine Driven by VW, Nissan and GM, Tennessee named the #1 state in the nation for automotive manufacturing strength Unemployment rate continues to improve declining to 5.7% from 6.6% on a Y-O-Y basis. 28 Deposit Market Share by County – Top 5 Presence in 1 of 8 counties Deposit Market Share Rank 3 12 15 14 18 9 Tennessee Deposit Market Share Deposits Market Rank Institution ($mm) Share Branches 1 First Horizon National Corp. $17,958 13.7% 167 2 Regions Financial Corp. 17,635 13.4 239 3 SunTrust Banks Inc. 13,617 10.4 146 4 Bank of America Corp. 10,537 8.0 59 5 Pinnacle Financial Partners Inc. 6,389 4.9 44 6 U.S. Bancorp 2,711 2.1 104 7 BB&T Corp. 2,480 1.9 49 8 First South Bancorp Inc. 2,103 1.6 49 9 Wells Fargo & Co. 1,742 1.3 19 10 Wilson Bank Holding Co. 1,709 1.3 25 22 Renasant Corp. 809 0.6 15 14 22 Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/15  In the Nashville market, Hospital Corporation of American announced an expansion that will create 2,000 jobs Nashville housing sales increased 17.6% Y-O-Y The median home price increased approximately 5.8% on a Y-O-Y basis  The Memphis MSA market ranked #1 for Logistics Leaders both nationally and globally Bass Pro Shops, $70 million hotel in conjunction with their Pyramid flagship store to open in 2015 Electrolux has begun the hiring of some 1,200 workers from its expansion announcement in 2010 Nashville Knoxville Memphis RNST Branches 40

29 2009 2010 2011 2012 2013 2014 Actual shareholders' equity (GAAP) 410,122$ 469,509$ 487,202$ 498,208$ 665,652$ 711,651$ Intangibles 191,357 191,867 192,326 190,925 304,330 297,330 Actual tangible shareholders' equity (non-GAAP) 218,765$ 277,642$ 294,876$ 307,283$ 361,322$ 414,321$ Actual total assets (GAAP) 3,641,081$ 4,297,327$ 4,202,008$ 4,178,616$ 5,746,270$ 5,805,129$ Intangibles 191,357 191,867 192,326 190,925 304,330 297,330 Actual tangible assets (non-GAAP) 3,449,724$ 4,105,460$ 4,009,682$ 3,987,691$ 5,441,940$ 5,507,799$ Tangible Common Equity Ratio Shareholders' equity to (actual) assets (GAAP) 11.26% 10.93% 11.59% 11.92% 11.58% 12.26% Effect of adjustment for intangible assets 4.92% 4.16% 4.24% 4.22% 4.94% 4.74% Tangible common equity ratio (non-GAAP) 6.34% 6.76% 7.35% 7.71% 6.64% 7.52% 1Q2015 2Q2 15 3Q2 15 4Q2015 1Q20 6 2Q2 16 Actual shareholders' equity (GAAP) 723,196$ 730,976$ 1,024,930$ 1,036,818$ 1,053,178$ 1,124,256$ Intangibles 296,053 294,808 474,830 474,682 476,539 498,438 Actual tangibl shareholders' equity (non-GAAP) 427,143$ 436,168$ 550,100$ 562,136$ 576,639$ 625,818$ Actual total assets (GAAP) 5,881,8 9$ 5,899,190$ 7,910,963$ 7,926,496$ 8,14 ,229$ 8,529, 66$ Intangibles 296,053 294,808 474,830 474,682 476,539 498,438 Actual tangible assets (non-GAAP) 5,585,796$ 5,604,382$ 7,436,133$ 7,451,814$ 7,669,690$ 8,031,128$ Tangible Common Equity Ratio Shareholders' equity to (actual) assets (GAAP) 12.30% 12.39% 12.96% 13.08% 12.93% 13.18% Effect of adjustment for intangible assets 4.65% 4.61% 5.56% 5.54% 5.41% 5.39% Tangible common equity ratio (non-GAAP) 7.65% 7.78% 7.40% 7.54% 7.52% 7.79%

E. Robinson McGraw Chairman and Chief Executive Officer Kevin D. Chapman Executive Vice President and Chief Financial Officer 209 TROY STREET TUPELO, MS 38804-4827 PHONE: 1-800-680-1601 FACSIMILE: 1-662-680-1234 WWW.RENASANT.COM WWW.RENASANTBANK.COM 30